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                                  UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 2, 2007

                                  ISRAMCO, INC.

             (Exact name of registrant as specified in its charter)

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           Delaware                     0-12500                 13-3145265
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 (State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)
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                      11767 KATY FREEWAY, HOUSTON, TX 77079
          (Address of principal executive offices, including Zip Code)

                                  713-621-3882
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 . ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

See Item 5.02(c)(1), which is incorporated into this Item 1.01 by reference.

ITEM 5.02 . DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS ; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(c) APPOINTMENT OF CHIEF FINANCIAL OFFICER . On August 2, 2007, the Board of Directors of Isramco Inc. ("the "Company") appointed Edy Francis as Chief Financial Officer. Mr. Francis' election will become effective September 3, 2007. Mr. Francis will work out of the Company's Houston office.

From December 2003 through August 2007, Mr. Francis was affiliated with the Tel Aviv based office of Brightman Almagor & Co., Certified Public Accountants and a member firm of Deloitte Touche Tohmatsu where his areas of practice included auditing publicly traded companies, auditing internal controls and preparing tax assessments. Prior to that, from May 2000 to June 2002, he was self employed primarily in the import and distribution of household pet products.

In connection with his appointment as Chief Financial Officer, on August 2, 2007 the Company and Mr. Francis entered into an employment agreement pursuant to which Mr. Francis will be paid an annual salary of $50,000. Mr. Francis was also granted a $5,000 bonus upon signing; provided that if employment is terminate for any reason within 12 months, then such bonus is to be returned to the Company. The employment agreement provides that either party can terminate the employment relationship at any time upon 60 days notice. The employment agreement also includes certain customary confidentiality and non-solicit provisions.

Attached hereto as Exhibit 99.1 is a copy of the press release that the Company issued in connection with the appointment.

ITEM 9.01(D): EXHIBITS

Exhibit 99.1 Press Release dated September 6, 2007



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               DATED: SEPTEMBER 6, 2007             ISRAMCO, INC.

                                                BY: /s/ Haim Tsuff
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                                                    HAIM TSUFF
                                                    CHIEF EXECUTIVE OFFICER